UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2020

Date of Report (Date of earliest event reported)

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street, Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each class	Trading symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 24, 2020, Shake Shack Inc. (the “Company”) provided supplemental financial information to be used in its earnings presentation for the fiscal fourth quarter ended December 25, 2019 on its website at investor.shakeshack.com (the “Presentation”). The Company also furnished the Presentation on a Form 8-K on February 24, 2020 (the “Original Form 8-K”). In the Presentation furnished with the Original Form 8-K, the Company inadvertently provided an incorrect range in its 2020 Guidance with respect to Shack-level operating profit margin as 20% to 22.5%. The range should read 22% to 22.5%, and an updated copy of the Presentation is attached to this Form 8-K/A and has been provided on the Company’s website. This Form 8-K/A is filed solely to correct this guidance within the Presentation. There are no changes to the press release attached to the Original Form 8-K.

The supplemental financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.2	Supplemental Financial Information dated February 24, 2020 provided by Shake Shack Inc. (furnished only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Tara Comonte
Tara Comonte
Date: February 24, 2020		President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.2	Supplemental Financial Information dated February 24, 2020 provided by Shake Shack Inc. (furnished only)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document